PARTICIPANT AGREEMENT

                                  EQUITY FUNDS

                       Claymore Exchange-Traded Fund Trust
                      Claymore Exchange-Traded Fund Trust 2

         This Participant Agreement (this "Agreement") is entered into between Claymore Securities, Inc. (the "Distributor") and ____________________________ (the "Participant"), and is subject to acceptance by The Bank of New York Mellon (the "Transfer Agent") and Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each, a "Trust"). The Transfer Agent serves as the Transfer Agent of the Trust and is an Index Receipt Agent as that term is defined in the rules of the National Securities Clearing Corporation ("NSCC"). The Distributor, the Transfer Agent and the Participant acknowledge and agree that the Trust shall be a third-party beneficiary of the Agreement and shall receive the benefits contemplated by the Agreement to the extent specified herein. The Distributor has been retained to provide certain services with respect to acting as principal underwriter of the Trust in connection with the creation and distribution of shares of beneficial interest, par value 0.01 per share ("Shares" or "Trust Shares") of the Series of the Trust (each a "Fund") set forth on Schedule I attached hereto. As specified in the Trust's Prospectus and Statement of Additional Information incorporated therein (together, the "Prospectus") included as part of its Registration Statement as amended on Form N-1A, Trust Shares may be created or redeemed only in a "Creation Unit," with the number of Shares constituting each Fund's Creation Unit size reflected in the Trust's Prospectus. Capitalized terms not otherwise defined herein are used herein as defined in the Trust's Prospectus.

         This Agreement is intended to set forth certain premises and the procedures by which the Participant may create and/or redeem Creation Units (i) through the Continuous Net Settlement ("CNS") clearing processes of NSCC as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes being referred to herein as the "Trust's Clearing Process", or (ii) outside the Trust's Clearing Process (i.e., through the facilities of the Depository Trust Company ("DTC")). The parties hereto in consideration of the premises and of the agreements contained herein agree as follows:

         1. STATUS OF PARTICIPANT. The Participant hereby represents, covenants and warrants that (i) with respect to orders for the creation or redemption of Creation Units by means of the Trust's Clearing Process, it is a member of NSCC and a participant in the CNS System of NSCC (as defined in the Trust's prospectus, a "Participating Party"); and (ii) with respect to orders for the creation or redemption of Creation Units outside the Trust's Clearing Process, it is a DTC Participant (as defined in the Trust's prospectus, a "DTC Participant"). The Participant may place orders for the creation or redemption of Creation Units either through the Trust's Clearing Process or outside the Trust's Clearing Process, subject to the procedures for creation and redemption referred to in paragraphs 2 and 3 of this Agreement and the procedures described in Annex I hereto. Any change in the foregoing status of the Participant shall terminate this Agreement, and the Participant shall give prompt notice to the Distributor and the Transfer Agent of such change.

         The Participant further represents that it is a broker-dealer registered with the Securities and Exchange Commission and a member of the Financial Industry Regulation Agency ("FINRA") or is exempt from or otherwise not required to be licensed as a broker-dealer or a member of the FINRA. The Participant is registered and/or licensed to act as a broker or dealer, or is otherwise exempt, as required according to all applicable laws of the state(s) in which the Participant conducts its activities as defined hereunder. The Participant agrees to conform to the rules of the FINRA (if it is a member of FINRA) and the securities laws of any jurisdiction to the extent such laws, rules and regulations relate to the Participant's transactions in, and activities with respect to the Trust Shares.

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         2. EXECUTION OF ORDERS. All orders for the creation or redemption of
Creation Units shall be handled in accordance with the terms of the Trust's prospectus, and the procedures described in Annex I to this Agreement. In the event the procedures include the use of recorded telephone lines, the Participant hereby consents to such use. The Trust reserves the right to issue additional or other procedures relating to the manner of creating or redeeming Creation Units, and the Participant, the Distributor and the Transfer Agent agree to comply with such procedures as may be issued from time to time, upon reasonable notice thereof.

         3. NSCC. Solely with respect to orders for the creation or redemption of Creation Units through the Trust's Clearing Process, the Participant as a Participating Party hereby authorizes the Transfer Agent to transmit to NSCC on behalf of the Participant such instructions, including share and cash amounts as are necessary with respect to the creation and redemption of Creation Units consistent with the instructions issued by the Participant to the Trust telephone representative identified in Annex I hereto (the "Trust Representative"). The Participant agrees to be bound by the terms of such instructions issued by the Transfer Agent and reported to NSCC as though such instructions were issued by the Participant directly to NSCC; provided, however, that Participant shall not be bound or held liable for, and shall be indemnified and held harmless by the Transfer Agent from and against any and all direct money damages incurred by Participant if, as a result of Transfer Agent's gross negligence, recklessness or willful acts or omissions, such instruction issued by the Transfer Agent and reported to NSCC does not accurately reflect the information contained in the Transfer Agent's confirmation of the Participant's order.

         With respect to any order for the creation or redemption of Creation Units, the Participant acknowledges and agrees on behalf of itself and any party for which it is acting (regardless of its capacity) to use its best efforts to return to the Trust any dividend, distribution or other corporate action that is erroneously paid or credited to the Participant or to the party for which it is acting in respect of any Deposit Security that is transferred between the parties that, based on the valuation of such Deposit Security at the time of transfer, according to industry custom, should have been paid to the Fund. With respect to any orders for the creation or redemption of Creation Units, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (regardless of its capacity) that the Transfer Agent is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action that erroneously is scheduled to be paid or credited or has been paid or credited to the Participant or to the party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, according to industry custom, should be paid to the Fund. With respect to any order for the creation or redemption of Creation Units, the Trust acknowledges and agrees to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action that is erroneously paid or credited to the Fund in respect of any Deposit Security that is transferred between the parties that, based on the valuation of such Deposit Security at the time of transfer, according to industry custom, should have been paid to the Participant or any party for which it is acting.

         4. DEPOSIT SECURITIES. The Participant understands that the number and names of the designated portfolio of Deposit Securities and relevant cash amounts to be included in the current Portfolio Deposit for each Fund will be made available each day that the New York Stock Exchange (the "NYSE") is open for trading through the facilities of the National Securities Clearing Corporation ("NSCC"). The Participant will not be responsible for errors in the information relating to the Deposit Securities to be included in the current Portfolio Deposit to be transmitted through the facilities of the NSCC in connection with purchase or redemption transactions that are caused by the Trust or the Transfer Agent.

         5. ROLE OF PARTICIPANT. The Participant acknowledges and agrees that for all purposes of this Agreement, the Participant will be deemed to be an independent contractor and shall have no authority in any matter or in any respect to act as agent of the Distributor, the Transfer Agent or the Trust.

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

          (a) In executing this Agreement, the Participant agrees in connection with any purchase or redemption transactions in which it acts for a customer or for any other DTC Participant or indirect participant, or any other beneficial owner of Trust Shares (each a "Beneficial Owner"), that it shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

          (b) The Participant agrees (i) subject to any privacy obligations or other obligations arising under the federal or state securities laws it may have to it customers, to assist the Distributor in ascertaining certain information regarding sales of Trust Shares made by or through Participant upon the request of the Trust or the Distributor necessary for the Funds to comply with their obligations to distribute information to its shareholders as may be required from time to time under applicable state or federal securities laws, or (ii) in lieu thereof, and at the option of the Participant, the Participant may undertake to deliver prospectuses, as may be amended or supplemented from time to time, proxy material, annual and other reports of the Funds or other similar information that the Funds are obligated to deliver to their shareholders to the Participant's customers that custody Shares with the Participant, after receipt from the Funds or the Distributor of sufficient quantities to allow mailing thereof to such customers. It is Participant's responsibility to notify Distributor of the quantity of material and location for shipping. None of the Distributor, the Trust or any of their respective affiliates shall use the names and addresses and other information concerning Participant's customers for any purpose except in connection with the performance of their duties and responsibilities hereunder and except for servicing and informational mailings described in this clause (b) of Section 5, or as may otherwise be required by applicable law.

          (c) The Participant affirms that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information to the extent required by applicable law, rule and regulation.

          (d) The Participant certifies that it has policies, procedures and internal controls in place that are reasonably designed to comply with applicable anti-money laundering laws and regulations, including applicable provisions of the USA Patriot Act of 2001 and the regulations administered by the U.S. Department of the Treasury's Office of Foreign Assets Control. To the extent required and permissible by applicable law, rule or regulation, , agreements or policies the Participant will cooperate with and provide assistance to the Trust and the Distributor, which may include providing the Trust and Distributor with additional information regarding transactions in Shares when required to do so under applicable law, rule, court order or by an administrative or regulatory entity. Notwithstanding anything in the foregoing to the contrary, Participant's obligations under this clause (d) shall be subject to any privacy or other duties Participant may have to its customers arising under federal or state securities laws, agreements or policies.

     6.   PARTICIPANT REPRESENTATIONS.

          (a) The Participant represents, warrants and agrees that it will not make any representations concerning the Funds, the Creation Units or the Shares other than those consistent with the Trust's then current Prospectus or any promotional or sales literature furnished to the Participant by the Distributor or the Trust, or any such materials permitted by clause (b) of this Section 6.

          (b) The Participant agrees not to furnish or cause to be furnished by Participant or its employees to any person or display or publish any information or materials relating to the Funds (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials, but not including any

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

     materials prepared and used for Participant's internal use only or brokerage communications prepared by Participant in the normal course of its business and consistent with the Trust's then current prospectus and in accordance with applicable laws and regulations) ("Marketing Materials"), except such Marketing Materials as may be furnished to the Participant by the Distributor or the Trust and such other Marketing Materials as are consistent with the Trust's then current Prospectus and have been approved by the Distributor in writing prior to use; provided that such Marketing Materials clearly indicate that such Marketing Materials are prepared and distributed by Participant. All Marketing Materials prepared by the Participant shall be filed with the NASD or SEC, as applicable, by the Participant, and shall comply with all applicable rules and regulations of the NASD and SEC.

          (c) The Participant understands that the Trust will not be advertised or marketed as an open-end investment company, i.e., as a mutual fund, which offers redeemable securities, and that any advertising materials will prominently disclose that Shares are redeemable only in Creation Unit size by or through a Participant and on an in-kind basis as described in the Funds' prospectus. In addition, the Participant understands that any advertising material that addresses redemptions of Shares, including the Prospectus, will disclose that the owners of Shares may acquire Shares and tender Shares for redemption to the Fund in Creation Unit aggregations only.

          (d) Notwithstanding anything to the contrary in this Agreement, Participant and its affiliates may prepare and circulate in the regular course of their businesses research reports that include information, opinions or recommendations relating to Trust Shares (i) for public dissemination; provided that such research reports compare the relative merits and benefits of Shares with other products and are not used for purposes of marketing Shares, and (ii) for internal use by the Participant.

         7. SUB-CUSTODIAN ACCOUNT. The Participant understands and agrees that in the case of the Claymore Exchange-Traded Fund Trust 2 only, the Participant shall deliver or cause to be delivered in connection with the creation of a Creation Unit aggregation the Deposit Securities and any other cash amounts (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount) to the custody account that the Claymore Exchange-Traded Fund Trust 2 has caused its custodian, The Bank of New York Mellon (in such capacity, the "Custodian") to maintain with the applicable sub-custodian for such Fund in each relevant foreign jurisdiction, set forth in writing from time to time by the Transfer Agent, subject to any special requirements as may be advised by the Claymore Exchange-Traded Fund Trust 2 to the Participant relating to the terms and conditions applicable to such account in such jurisdiction.

         8. TITLE TO SECURITIES: RESTRICTED SHARES. The Participant represents on behalf of itself and any party for which it acts that upon delivery of a portfolio of Deposit Securities to the Trust's custodian, the Trust will acquire good and unencumbered title to such securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities imposed by (i) any agreement or arrangement entered into by the Participant or any party for which it is acting in connection with a transaction to purchase Shares or (ii) any provision of the 1933 Act, and any regulations thereunder (except that portfolio securities of issuers other than U.S. issuers shall not be required to have been registered under the 1933 Act if exempt from such registration), or of the applicable laws or regulations of any other applicable jurisdiction and (iii) no such securities are "restricted securities" as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

         9. FEES. In connection with the creation or redemption of Creation Units, the Transfer Agent shall charge, and the Participant agrees to pay to the Transfer Agent, the Transaction Fee prescribed in the Trust's

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

prospectus applicable to creations or redemptions through the Trust's Clearing Process, or the Transaction Fee and such additional amounts as may be prescribed pursuant to the Trust's prospectus applicable to (i) creations or redemptions outside the Trust's Clearing Process and (ii) creations within the Trust's Clearing Process where the cash equivalent value of one or more Deposit Securities is being deposited in lieu of the inclusion of such Deposit Security in the securities portion of the Portfolio Deposit because the Participant is restricted by regulation or otherwise from investing or engaging in a transaction in such security. The Transaction Fee may be waived or otherwise adjusted from time to time subject to the provisions relating thereto and any limitations as prescribed in the Prospectus. The Transfer Agent acknowledges and agrees to provide Participant with reasonably prompt notice of any such adjustment in the Transaction Fee.

         10. AUTHORIZED PERSONS. Concurrently with the execution of this Agreement and as requested in writing from time to time thereafter, the Participant shall deliver to the Distributor and the Transfer Agent, duly certified as appropriate by its secretary or other duly authorized official, a certificate setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or any other notice, request or instruction on behalf of the Participant (each, an "Authorized Person"). Such certificate may be accepted and relied upon by the Distributor and the Transfer Agent as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until receipt by the Distributor and the Transfer Agent of a superseding certificate bearing a subsequent date. The Transfer Agent shall issue to each Authorized Person a unique personal identification number ("PIN Number") by which such Authorized Person and the Participant shall be identified and instructions issued by the Participant hereunder shall be authenticated. Upon the termination or revocation of authority of such Authorized Person by the Participant, the Participant shall give prompt written notice of such fact to the Distributor and the Transfer Agent and such notice shall be effective upon receipt by both the Distributor and the Transfer Agent.

         11. REDEMPTION. The Participant represents and warrants that it will not obtain a Submission Number (as defined in Annex I) from the Transfer Agent for the purpose of redeeming a Creation Unit unless it first (a) obtains an Affirmative Determination (as that term is defined in NASD Rule 3370) prior to submitting such order that it or its customer, as the case may be, owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Trust Shares of any Fund to be redeemed, and the entire proceeds of the Redemption and (b) such Trust Shares have not been loaned or pledged to another party nor are the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Trust Shares to the Transfer Agent in accordance with the Prospectus or as otherwise required by the Trust.

         12. BENEFICIAL OWNERSHIP. The Participant represents and warrants to the Distributor and the Trust that with respect to any Creation Units it shall only deliver or transfer, or cause to be delivered or transferred, Deposit Securities (or contracts therefor) that will cause the Trust's tax basis for such Deposit Securities to be, for purposes of Section 351 of the Internal Revenue Code of 1986, as amended, equal to the closing market price of such Deposit Securities on the date the order for the Creation Units with respect thereto is Deemed Received. Such representation and warranty shall be deemed repeated with respect to each creation order.

         13. INDEMNIFICATION. This Section 13 shall survive the termination of this Agreement.

          (a) The Participant hereby agrees to indemnify and hold harmless the Distributor in its capacity as principal underwriter, the Trust, the Transfer Agent, their respective affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including reasonable attorneys' fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement; (ii) any failure on

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

     the part of the Participant to perform any of its obligations set forth in the Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations in relation to its role as Participant, or; (iv) actions of such Indemnified Party in reasonable reliance upon any instructions issued by the Participant or representations made by the Participant in accordance with Annex I (as it may be amended from time to time) and reasonably believed by the Distributor or the Transfer Agent, as applicable, to be genuine and to have been given by the Participant except to the extent that the Participant had previously revoked a PIN Number used in giving such instructions or representations (where applicable) and such revocation was given by the Participant and received by the Distributor and the Transfer Agent in accordance with the terms of Section 9 hereto. The foregoing shall not apply to any loss, damage, charge, liability, cost, expense, cause of action, obligation, judgment or fee incurred by such Indemnified Party arising out of Indemnified Party's gross negligence or reckless or willful acts or omissions or the Indemnified Party's failure to perform any of its obligations or responsibilities under this Agreement. With respect to (i) through (iii) above, Indemnified Party's failure to promptly acknowledge Participant's breach of, failure to perform or failure to comply with, the terms of this Agreement shall not negate the foregoing indemnification.

          (b) The Distributor hereby agrees to indemnify and hold harmless the Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including reasonable attorneys' fees) incurred by such Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement that directly relates to the Distributor; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations in relation to its role as Distributor of the Funds, (iv) any untrue statements or omissions made in any promotional material or sales literature furnished to the Participant or otherwise approved in writing by the Trust or the Fund, (v) actions of such Indemnified Party in reasonable reliance upon any instructions issued or representations made by the Distributor, the Trust or the Fund in accordance with Annex I (as it may be amended from time to time) reasonably believed by the Participant to be genuine and to have been given by the Distributor, the Trust or the Fund; or (vi) any untrue statement or alleged untrue statement of a material fact contained in the registration statement of the Trust as originally filed with the Securities and Exchange Commission or in any amendment thereof, or in any prospectus or any statement of additional information, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in connection with the Participant's acting in its capacity as a Participant. The foregoing shall not apply to any loss, damage, charge, liability, cost, expense, cause of action, obligation, judgment or fee incurred by such Indemnified Party arising out of Indemnified Party's gross negligence or reckless or willful acts or omissions or the Indemnified Party's failure to perform any of its obligations or responsibilities under this Agreement. With respect to (i) through (iv) and (vi) above, Indemnified Party's failure to promptly acknowledge any omission or untrue statement contained in such promotional material, sales literature, prospectus or registration statement or Distributor's breach of, failure to perform or failure to comply with, the terms of this Agreement shall not negate the foregoing indemnification.


          (c) The Transfer Agent agrees to indemnify and hold the Distributor and the Trust harmless from any loss, liability, cost and expense (including reasonable attorneys' fees) ("Losses") arising out of or in connection with the negligence, bad faith or willful misconduct of the Transfer Agent in performing or failing to perform the duties contemplated hereunder; provided, however, as related solely to the Distributor, to the extent the electronic order entry system provided by the Transfer Agent is available for a particular type of order and to the Participant placing such order, such indemnity shall only apply to Losses arising out of or in connection with an order placed through such electronic order entry system.

          (d) No indemnifying party, as described in paragraphs (a) and (b) above, shall, without the written consent of the AP Indemnified Party or the Distributor Indemnified Party, as the case may be, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the AP Indemnified Party or Distributor Indemnified Party, as the case may be, from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any AP Indemnified Party or Distributor Indemnified Party, as the case may be.

          (e) No party to this Agreement shall be liable to the other party or to any other person for any damages arising out of mistakes or errors in data provided to such Indemnified Party by a third party, or out of interruptions or delays of electronic means of communications with the Indemnified Parties.

         14. TRANSFER AGENT.

          (a) The Transfer Agent shall perform its duties contemplated hereunder as contemplated by and pursuant to the standard of care set forth in the Transfer Agency Agreement with the Trust. No implied covenants or obligations shall be read into this Agreement against the Transfer Agent. The Transfer Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

         15. TRUST; DIRECT PROCEEDING AGAINST PARTICIPANT. The Participant and the Distributor understand and agree that the Trust is entitled and intends to proceed directly against the Participant in the event that the Participant fails to honor any of its obligations pursuant to this Agreement that benefit the Trust.

         16. ACKNOWLEDGMENT. The Participant acknowledges receipt of the Trust's prospectus and represents it has reviewed such document and understands the terms thereof.

         17. NOTICES. Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid registered or certified United States first class mail, return receipt requested, or by telex, telegram or facsimile or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to the Transfer Agent shall be given or sent as follows: The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 112171-4311, Attn: ETF Services Group. All notices to the Trust shall be given or sent as follows: Claymore Exchange-Traded Fund Trust, in care of The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 112171-4311, Attn: ETF Services Group. All notices to the Participant, the Transfer Agent, and the Distributor shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party, except in the case of communications by the Distributor or Transfer

Agent to the Participant during the order creation or redemption process as detailed in Annex I to this Agreement, especially the Distributor's or Transfer Agent's attempt to contact an Authorized Person of the Participant with respect to, among other things, ambiguous instructions, the suspension or cancellation of an order as discussed in Annex I, Distributor and Transfer Agent agree to contact a representative of the ETF Trading Desk of the Participant.

         18. TERMINATION AND AMENDMENT. This Agreement shall become effective in this form as of the date accepted by the Transfer Agent and may be terminated at any time by any party upon thirty (30) days prior notice to the other parties
(i) unless earlier terminated by the Transfer Agent in the event of a breach of this Agreement or the procedures described herein by the Participant or (ii) in the event that the Trust is terminated pursuant to the Trust Agreement. This Agreement supersedes any prior agreement between the parties with respect to the subject matter contained herein. For the purposes of this Agreement, mail will be deemed received by the recipient thereof upon the date that appears on a reasonably acceptable proof of receipt. Titles and section headings are included solely for convenient reference and are not a part of this Agreement. This Agreement and Annex I hereto, which is hereby incorporated herein by reference, constitute the entire agreement between the parties regarding the matters contained herein and may be amended or modified only by a written document signed by an authorized representative of each party.

         19. PROSPECTUS. The Distributor will provide to the Participant copies of the then current prospectus and any printed supplemental information in reasonable quantities upon request. The Participant shall, upon request of the Trust, provide the Trust with sufficient documentation and other evidence that the Participant is providing prospectuses and, where applicable, product descriptions, to the purchasers of any Shares. The Distributor will notify the Participant when a revised, supplemented or amended prospectus for any Shares is available and deliver or otherwise make available to the Participant copies of such revised, supplemented or amended prospectus at such time and in such numbers as to enable the Participant to comply with any obligation it may have to deliver such prospectus to customers. As a general matter, the Distributor will make such revised, supplemented or amended prospectus available to the Participant promptly after its effective date. The Distributor shall be deemed to have complied with this Section 19 when the Participant has received such revised, supplemented or amended prospectus by email at [enter email addres@enter email address], in printable form, with such number of hard copies as may be agreed from time to time by the parties promptly thereafter.

         20. NO PROMOTION. Each of the Trust, the Distributor and the Transfer Agent agrees that it will not, without the prior written consent of Participant in each instance, (i) use in advertising, publicity, or otherwise the name of Participant or any affiliate of Participant, or any partner or employee of Participant, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Participant or its affiliates, or (ii) represent, directly or indirectly, that any product or any service provided by the Trust, Distributor or Transfer Agent has been approved or endorsed by Participant. Furthermore, Distributor and Transfer Agent and Participant agree that they will not, without the prior written consent of the other two parties in each such instance disclose the terms of this Agreement, except for use in accordance with this Agreement or to the parties' respective officers, directors, employees, agents and representatives for use in accordance with this Agreement or as required by any applicable law or regulatory body. This provision shall survive termination or expiration of the Agreement.

         21. COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all shall constitute but one and the same instrument.

         22. GOVERNING LAW. This Agreement and all transactions hereunder shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York conflict of laws principles) as to all matters, including matters of validity, construction, effect, performance and remedies. Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court, located in the Borough of Manhattan in such State, in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party's address for purposes of notices hereunder. Each party hereto each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

         23. ASSIGNMENT. Neither party may assign its rights or obligations under this Agreement (in whole or in part) without the prior written consent of the other party, which shall not be unreasonably withheld; provided, that either party may assign its rights and obligations hereunder (in whole, but not in part) without such consent to an entity acquiring all, or substantially all of its assets or business. Notwithstanding the aforementioned termination provisions, in the event that an entity acquires all or substantially all of Participant's assets or business, the Distributor or Transfer Agent may elect within a limited period of time not to exceed thirty (30) days from the date upon which such acquisition was publicly announced to immediately terminate this Agreement.

                            CLAYMORE SECURITIES, INC.


                     BY:
                                       -----------------------------------------

                     NAME:             William H. Belden III
                                       -----------------------------------------

                     TITLE:            Managing Director
                                       -----------------------------------------

                     ADDRESS:          2455 Corporate West Drive
                                       -----------------------------------------
                                       Lisle, IL 60532
                                       ---------------

                     TELEPHONE:        (630) 463-4002
                                       -----------------------------------------
                     FACSIMILE:        (630) 799-3837
                                       -----------------------------------------



                     [___AP firm's Name____________________________]

                     BY:
                                       -----------------------------------------

                     NAME:
                                       -----------------------------------------

                     TITLE:
                                       -----------------------------------------

                     ADDRESS:
                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------

                     TELEPHONE:
                                       -----------------------------------------

                     FACSIMILE:
                                       -----------------------------------------

                     ACCEPTED BY:

                     THE BANK OF NEW YORK MELLON, AS TRANSFER AGENT

                     BY:
                                       -----------------------------------------

                     NAME:             Peter Holland
                                       -----------------------------------------

                     TITLE:            Managing Director
                                       -----------------------------------------

                     ADDRESS:          One Wall Street, 25th Floor
                                       -----------------------------------------
                                       New York, NY 10286
                                       -----------------------------------------
                     TELEPHONE:        212-635-6342
                                       -----------------------------------------
                     FACSIMILE:        212-635-4587
                                       -----------------------------------------
                     DATED:
                                       -----------------------------------------



                      CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                     BY:
                                       -----------------------------------------

                     NAME:             David A. Botset
                                       -----------------------------------------

                     TITLE:            Vice President
                                       -----------------------------------------

                     ADDRESS:          2455 Corporate West Drive
                                       -----------------------------------------

                                       Lisle, IL 60532
                                       -----------------------------------------



                     TELEPHONE:        (630) 463-4005
                                       -----------------------------------------
                     FACSIMILE:        (630) 799-3837
                                       -----------------------------------------

                     DATED:            -----------------------------------------

                                                                         ANNEX I
                                                        TO PARTICIPANT AGREEMENT


                            PROCEDURES FOR PROCESSING
                            -------------------------
                     PURCHASE ORDERS AND REDEMPTION ORDERS
                     -------------------------------------

         This Annex I to the Participant Agreement supplements the Prospectus with respect to the procedures to be used in processing (1) a Purchase Order for the purchase of Shares in Creation Units of each Trust and a (2) Redemption Order for the redemption of Shares in Creation Units of each Trust. Capitalized terms, unless otherwise defined in this Annex I, have the meanings attributed to them in the Participant Agreement or the Prospectus.

         An Participant is required to have signed the Participant Agreement. Upon acceptance of the Agreement and execution thereof by the Trust and in connection with the initial Purchase Order submitted by the Participant, the Transfer Agent will assign a PIN Number to each Authorized Person authorized to act for a Participant. This will allow a Participant through its Authorized Person(s) to place a Purchase Order or Redemption Order with respect to the purchase or redemption of Creation Units of Shares of the Trust.

                                                                ANNEX I - PART A
                                                        TO PARTICIPANT AGREEMENT
                                     FOR CLAYMORE EXCHANGE-TRADED FUND TRUST AND
                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2


                         TO PLACE A PURCHASE ORDER FOR
                         -----------------------------
               CREATION UNIT(S) OF SHARES OF ONE OR MORE FUNDS OF
               --------------------------------------------------
  CLAYMORE EXCHANGE-TRADED FUND TRUST AND CLAYMORE EXCHANGE-TRADED FUND TRUST 2
  -----------------------------------------------------------------------------

1.       PLACING A PURCHASE ORDER.

         The Participant ("AP") submitting an order to create shall submit such orders containing the information required by to the Transfer Agent in the following manner: (a) in writing transmitted by (i) facsimile or (ii) telex; (b) through Transfer Agent's electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions attached hereto as Annex III; or (c) by telephone to the Transfer Agent Representative and the Distributor, as applicable, according to the procedures set forth below. The order so transmitted (either in writing, orally or electronic form) is hereinafter referred to as the "Submission" or the "Purchase Order" as applicable, and the Business Day on which a Submission is made is hereinafter referred to as the "Transmittal Date". NOTE THAT THE TELEPHONIC METHOD OF SUBMITTING ORDERS IS USED, THE TELEPHONE CALL IN WHICH THE SUBMISSION NUMBER IS ISSUED INITIATES THE ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE ORDER. AN ORDER OR REQUEST IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF THE SUBMISSION.

         To begin a Purchase Order, the AP must telephone the BNYM ETF Administrator at (718) 315-7500 or such other number as the Distributor designates in writing to the AP. This telephone call must be made by an Authorized Person of the AP not later than the closing time of the regular trading session on the Listing Exchange which is ordinarily 4:00 p.m. Eastern Time ("Listing Exchange Closing Time"). Upon verifying the authenticity of the AP (as determined by the use of the appropriate PIN Number), the BNYM ETF Administrator will request that the AP place the Purchase Order. To do so, the AP must provide the appropriate ticker symbols when referring to each Fund. After the AP has placed the Purchase Order, the BNYM ETF Administrator will read the Purchase Order back to the AP. The AP then must affirm that the Purchase Order has been taken correctly by the BNYM ETF Administrator. If the AP affirms that Purchase Order has been taken correctly, the BNYM ETF Administrator will issue a confirmation number to the AP.

         PLEASE NOTE: A PURCHASE ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE BNYM ETF ADMINISTRATOR. WITH RESPECT TO EACH FUND, AN ORDER FOR FUND SHARES CANNOT BE CANCELED BY THE AP AFTER THE FUND'S NAV HAS BEEN CALCULATED FOR THE BUSINESS DAY ON WHICH THE ORDER WAS SUBMITTED. INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. ACCORDINGLY, THE AP SHOULD NOT HANG UP AND REDIAL. CALLS THAT ARE IN PROGRESS AT 3:59:59 ARE VALID AND THE ORDER WILL BE TAKEN. PLEASE NOTE THAT "IN PROGRESS" IS DEFINED AS AN AP ACTUALLY SPEAKING WITH ABNYM ETF ADMINISTRATOR . FOR CALLS THAT ARE PLACED BEFORE 4:00 PM THAT ARE IN THE HOLDING QUEUE UNANSWERED BY STAFF AT OR AFTER 4PM, WILL BE VERBALLY DENIED. INCOMING CALLS THAT ARE RECEIVED AFTER THE LISTING EXCHANGE CLOSING TIME

WILL NOT BE ANSWERED BY THE BNYM ETF ADMINISTRATOR. ALL TELEPHONE CALLS WILL BE RECORDED.

2.       RECEIPT OF TRADE CONFIRMATION.

         Subject to the conditions that a properly completed telephone Purchase Order has been placed by the AP (either on its own or its customer's behalf) not later than the Listing Exchange Closing Time, the Distributor will accept the Purchase Order on behalf of the Trust and will confirm in writing to the AP that its Purchase Order has been accepted by 4:45 p.m. Eastern Time on the Business Day that the Purchase Order is received. Once the purchase order has been approved by the Distributor, the Distributor will sign or time-stamp the order and send that purchase order to the BNYM ETF Administrator.

3.       QUALITY ASSURANCE.

         After a confirmation number is issued by the BNYM ETF Administrator to the AP, the AP will fax a written version of the Purchase Order to the BNYM ETF Administrator. Upon receipt, the BNYM ETF Administrator should immediately telephone the AP if the BNYM ETF Administrator believes that the Purchase Order has not been completed correctly by the AP. In addition, the BNYM ETF Administrator will telephone the AP if the BNYM ETF Administrator is in non-receipt of the physical order form within 15 minutes of the fax after the Purchase Order has been called into the BNYM ETF Administrator.

4.       REJECTING OR SUSPENDING PURCHASE ORDERS.

         The Trust or the Distributor reserve the absolute right to reject acceptance of a Purchase Order if (i) the order is not in proper form as determined by the Trust, the BNYM ETF Administrator or the Distributor; (ii) subject to Annex I, Part A, the portfolio of Deposit Securities (and/or cash in lieu of names that the AP is not able to deliver in physical form) delivered is not as specified by the Distributor; (iii) acceptance of the Deposit Securities would have certain adverse tax consequences to the Trust or any Fund; (iv) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of Trust, the Distributor or the Transfer Agent make it for all practical purposes impossible to process a Purchase Order. The Distributor shall notify the AP of a rejection or revocation of any Purchase Order. The Distributor is under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust and Distributor may not revoke a previously accepted Purchase Order, as defined in Section 2 of this Annex.

         The Trust acknowledges its agreement to return to the AP or any party for which it is acting any dividend, distribution or other corporate action paid to the Trust in respect of any Deposit Security that is transferred to Trust that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the AP or any party for which it is acting.

5.       CONTRACTUAL SETTLEMENT.

          (a)  Through the CNS Clearing System:

               (1) Except as provided below, Deposit Securities must be delivered through the NSCC to a DTC account maintained at the Custodian on or before the Domestic Contractual Settlement Date (defined below). The AP must also make available on or before the Contractual Settlement Date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, together with the applicable purchase Transaction Fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of Shares of the Trust. The "Domestic Contractual Settlement Date" is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to Trust and (ii) the trade date plus three (t +3) Business Days. Except as provided in the next two paragraphs, a Creation Unit of Shares of any Fund will be issued concurrently with the transfer of good title to the Trust of the portfolio of Deposit Securities through the CNS system and the payment of the Cash Component and the purchase Transaction Fee through CNS

               (2) The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security with respect to any Domestic Fund which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the CNS Clearing Process, or which may not be eligible for transfer through the systems of DTC and hence not eligible for transfer through the CNS Clearing Process (discussed below) and will be at the expense of the Fund and will affect the value of all Shares of such Fund; but the Trust, subject to the approval of its Board of Trustees, may adjust the "Transaction Fee" within the parameters described below to protect ongoing shareholders.

               (3) Any settlement outside the CNS Clearing Process is subject to additional requirements and fees as discussed in the Prospectus.

         (b)      Outside the CNS Clearing Process :

               (1) Except as provided below, Deposit Securities must be delivered to an account maintained at the applicable local Subcustodian on or before the International Contractual Settlement Date (defined below). The AP must also make available on or before the International Contractual Settlement Date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, together with the applicable purchase Transaction Fee (as described in the Prospectus). Any excess funds will be returned following settlement of the issue of the Creation Unit of Shares. The "International Contractual Settlement Date" with respect to each International Fund is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where the any of the securities of such International Fund are customarily traded.

               (2) Except as provided in the next two paragraphs, a Creation Unit of Shares will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component and the purchase Transaction Fee have been completed. When the Subcustodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant Subcustodian, the Custodian shall will cause the delivery of the Creation Unit of Shares.

               (3) The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. If the Trust notifies Distributor that a "cash in lieu" amount will be accepted, the Distributor will notify the AP and the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by the Trust. Any excess funds will be returned following settlement of the issue of the Creation Unit of Shares.

               (4) In the event that a Portfolio Deposit is incomplete on the settlement date for a Creation Unit of Shares because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit of Shares notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Deposit Securities. The parties hereto agree that the delivery of such collateral shall be made in accordance with the Cash Collateral Settlement Procedures, which such procedures shall be provided to the AP by the Transfer Agent upon request. The parties hereto further agree that Trust, acting in good faith, may purchase the missing Deposit Securities at any time and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

6.       CASH PURCHASES.

         When, in the sole discretion of the Trust, cash purchases of Creation Units of Shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, or where the cash equlivant value of one or more Deposit Securities is being deposited in lieu of such Depsot Security the AP must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust's brokerage, transaction, and other costs associated with using the cash to purchase the requisite Deposit Securities, the AP may be required to pay an additional Transaction fee or adjustment amount as may be prescribed pursuant to the Trust's Prospectus. Such Transaction Fees and additional amounts, if any, shall be included in the calculation of the Cash Componet to be received

7.       CUSTOM BASKETS.

          The Trust has developed procedures for Creations and Redemptions using baskets of Deposit Securities that differ from that published by NSCC as the then-existing portfolio basket for the Fund (a "Custom Basket"). In order for an AP to deliver or receive a Custom Basket to the Distributor or Transfer Agent and the Trust in connection with a purchase or redemption order rather than the basket of Deposit Securities published by NSCC together with the Cash Amount, any cash in lieu amounts and any other cash fees, the Distributor, Investment Manager, or Trust must notify the AP that the Fund would like to effect the purchase or redemption through a Custom Basket and identify the contents of the Custom Basket on or prior to the time the AP calls with its purchase order and the AP must agree to deliver the Custom Basket in connection with the purchase. Prior to trade date, the Transfer Agent must notify NSCC of the Deposit Securities to be added to or omitted from the creation basket.

                                                               ANNEX I -- PART B
                                                        TO PARTICIPANT AGREEMENT
                                     FOR CLAYMORE EXCHANGE-TRADED FUND TRUST AND
                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2


                   PROCEDURES TO PLACE A REDEMPTION ORDER FOR
                   ------------------------------------------
               CREATION UNIT(S) OF SHARES OF ONE OR MORE FUNDS OF
               --------------------------------------------------
  CLAYMORE EXCHANGE-TRADED FUND TRUST AND CLAYMORE EXCHANGE-TRADED FUND TRUST 2
  -----------------------------------------------------------------------------

1.       PLACING A REDEMPTION ORDER.

         The AP submitting a request to redeem shall submit such requests containing the information required by to the Transfer Agent in the following manner: (a) in writing transmitted by (i) facsimile or (ii) telex; (b) through Transfer Agent's electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions attached hereto as Annex III; or (c) by telephone to the Transfer Agent Representative and the Distributor, as applicable, according to the procedures set forth below. The request so transmitted (either in writing, orally or electronic form) is hereinafter referred to as the "Submission" or the "Redemption Order" as applicable, and the Business Day on which a Submission is made is hereinafter referred to as the "Transmittal Date". NOTE THAT THE TELEPHONIC METHOD OF REQUESTING A REDEMPTION IS USED, THE TELEPHONE CALL IN WHICH THE REQUEST NUMBER IS ISSUED INITIATES THE REQUEST PROCESS BUT DOES NOT ALONE CONSTITUTE THE REQUEST. A REQUEST IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF THE SUBMISSION.

         Redemption Orders for Creation Units of Shares may be initiated only on days that the Listing Exchange is open for trading. Redemption Orders may only be made in whole Creation Units of shares of each Fund. To begin a Redemption Order, the AP must telephone the BNYM ETF Administrator at (718) 315-7500. This telephone call must be made by an Authorized Person of the AP not later than the closing time of the regular trading session on the Listing Exchange which is ordinarily 4:00 p.m. Eastern Time ("Listing Exchange Closing Time"). Upon verifying the authenticity of the AP (as determined by the use of the appropriate PIN Number), the BNYM ETF Administrator will request that the AP place the Redemption Order. To do so, the AP must provide the appropriate ticker symbols when referring to a Fund. After the AP has placed the Redemption Order, the BNYM ETF Administrator will read the Redemption Order back to the AP. The AP then must affirm that the Redemption Order has been taken correctly by the BNYM ETF Administrator. If the AP affirms that Redemption Order has been taken correctly, the BNYM ETF Administrator will issue a confirmation number to the AP.

         PLEASE NOTE: A REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE BNYM ETF ADMINISTRATOR. WITH RESPECT TO EACH FUND, AN ORDER FOR FUND SHARES CANNOT BE CANCELED BY THE AP AFTER THE FUND'S NAV HAS BEEN CALCULATED FOR THE BUSINESS DAY ON WHICH THE ORDER WAS SUBMITTED. INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. ACCORDINGLY, THE AP SHOULD NOT HANG UP AND REDIAL. CALLS THAT ARE IN PROGRESS AT 3:59:59 ARE VALID AND THE ORDER WILL BE TAKEN. PLEASE NOTE THAT "IN PROGRESS" IS DEFINED AS AN AP ACTUALLY SPEAKING WITH A BNYM ETF ADMINISTRATOR . FOR CALLS THAT ARE PLACED BEFORE 4:00 PM THAT ARE IN THE HOLDING QUEUE UNANSWERED BY STAFF AT OR AFTER 4PM, WILL BE VERBALLY DENIED. INCOMING CALLS THAT ARE RECEIVED AFTER THE LISTING EXCHANGE CLOSING TIME

WILL NOT BE ANSWERED BY THE BNYM ETF ADMINISTRATOR. ALL TELEPHONE CALLS WILL BE RECORDED.

2.       RECEIPT OF CONFIRMATION.

         Subject to the conditions that a duly completed Redemption Order is received by the Distributor from the AP on behalf of itself or another redeeming investor by the Listing Exchange Closing Time, the Distributor will accept the Redemption Order on behalf of the Trust and Distributor and will confirm in writing to the AP that its Redemption Order has been accepted by 4:45 p.m. Eastern Time on the Business Day the Redemption Order is received. Once the Redemption Order has been approved by the Distributor, the Distributor will sign or time-stamp the order and send the Redemption Order to the BNYM ETF Administrator.

3.       QUALITY ASSURANCE.

         (a) After a confirmation number is issued by the BNYM ETF Administrator to the AP, the AP will fax a copy of the Redemption Order to the BNYM ETF Administrator. Upon receipt, the BNYM ETF Administrator should immediately telephone the AP, if the BNYM ETF Administrator believes that the Redemption Order has not been completed correctly by the AP. In addition, the BNYM ETF Administrator will telephone the AP if the BNYM ETF Administrator is in non-receipt of the Redemption Order Form within 15 minutes after the Redemption Order has been called into the BNYM ETF Administrator.

4.       TAKING DELIVERY OF DEPOSIT SECURITIES.

         The Deposit Securities constituting in-kind redemption proceeds will be delivered to the appropriate account which must be indicated in the AP's Standing Redemption Instructions. An Authorized Person of the AP may amend the AP's Standing Redemption Instructions from time to time in writing to the BNYM ETF Administrator and the Trust in a form approved by the Trust. A redeeming Beneficial Owner or the AP acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such Deposit Securities will be delivered. Redemptions of Shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws.

5.       CONTRACTUAL SETTLEMENT.

         (a) Through the CNS Clearing System:

                  (1) Except as provided below, the Shares of any Domestic Fund must be delivered through the NSCC to a DTC account maintained at the applicable custodian of any Domestic Fund on or before the Domestic Contractual Settlement Date (defined below). The Trust will make available on the Domestic Contractual Settlement Date, the Cash Component next determined after acceptance of the Redemption Order, less the applicable purchase Transaction Fee. The "Domestic Contractual Settlement Date" is the date upon which all of the required Shares must be delivered to the Trust and, the Deposit Securities, any cash in lieu amounts and Cash Component less any fees are delivered by the Trust to the AP (ordinarily trade date plus three (t + 3) Business Days). Except as provided in the next two paragraphs, the Deposit Securities representing Creation Units of Shares and any cash componet will be delivered concurrently with the transfer of good title to the Trust of the required number of Shares through the NSCC's Continuous Net Settlement (CNS) system and the delivery of the Cash Component less the Transaction Fee through CNS;

                  (2) The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security with respect to a Fund which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the CNS Clearing Process, or which may not be eligible for transfer through the systems of DTC and hence not eligible for transfer through the CNS Clearing Process (discussed below) and will be at the expense of the Fund and will affect the value of all Shares of such Fund; but the Trust, subject to the approval of the Board, may adjust the Transaction Fee within the parameters described below to protect ongoing shareholders. Any settlement outside the CNS Clearing Process is subject to additional requirements and fees as discussed in the Prospectus.

                  (3) In the event that the number of Shares is insufficient on the settlement date for Creation Unit(s) of Shares, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by such the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares. The parties hereto agree that the delivery of such collateral shall be made in accordance with the Cash Collateral Settlement Procedures, which such procedures shall be provided to the AP by the Distributor upon request. The parties hereto further agree that the Trust, acting in good faith, may purchase the missing Shares at any time and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

         (b)      Outside the CNS Clearing System:

                  (1) Except as provided below, the Shares must be delivered to an account maintained at the Custodian on or before the Business Day immediately following the date on which the redemption order was placed. The Trust will also make available on the International Contractual Settlement Date, immediately available or same day funds sufficient to pay the Cash Component next determined after acceptance of the Redemption Order, less the applicable redemption Transaction Fee (as described in the Prospectus). The "International Contractual Settlement Date" of an International Fund is the earlier of (i) the date upon which all of the Deposit Securities are delivered to the AP and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where the any of the securities of such International Fund are customarily traded.

                  (2) Deliveries of redemption proceeds by the Funds generally will be made within three (3) Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds of International Funds may take longer than three Business Days after the day on which the Redemption Order is placed.

                  (3) Except as provided in the next two paragraphs, the Deposit Securities will not be devlivered until the transfer of good title to the Trust of the required Creation Unit(s) of Shares has been completed. When the Custodian confirms that the required Shares (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been received by the account, the Custodian will cause the delivery of the Deposit Securities.

                  (4) The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. If the Trust notifies Distributor that a "cash in lieu" amount will be delivered, the Distributor will notify the AP and the AP shall receive, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by the Trust. The AP may also elect to replace any Deposit Securities with a "cash in lieu" amount to the extent that the AP is not authorized to purchase the particular Deposit Securities from the Fund or is not able to sell the particular Deposit Securities in the secondary market, consistent with restrictions in applicable law or the AP's internal policies and procedures.

                  (5) In the event that the number of Shares is insufficient on the settlement date for Creation Unit(s) of Shares (Order Date +1), the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by such the AP's delivery on Order Date +1 and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares. The parties hereto agree that the delivery of such collateral shall be made in accordance with the Cash Collateral Settlement Procedures, which such procedures shall be provided to the AP by the Transfer Agent upon request. The parties hereto further agree that the Trust, acting in good faith, may purchase the missing Shares at any time and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

6.       CASH REDEMPTIONS.

         In the event that, in the sole discretion of the Trust, cash redemptions are permitted or required by the Trust, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

7.       STANDING REDEMPTION INSTRUCTIONS.

         Annex IV hereto contains the AP's Standing Redemption Instructions, which include information identifying the account(s) into which Deposit Securities of each Fund and any other redemption proceeds should be delivered by the Trust pursuant to a Redemption Order.

                                                                ANNEX I - PART C
                                                        TO PARTICIPANT AGREEMENT
                                     FOR CLAYMORE EXCHANGE-TRADED FUND TRUST AND
                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                            TRUST FUNDS FLOW PROCESS
                            ------------------------
         This Annex I - Part C supplements the Fund's Prospectus with respect to the procedures to be used by the Distributor and the Transfer Agent in processing an order for the creation or redemption of Shares of the Trust.

         A. The AP is required to have (i) signed a Participant Agreement for the Trust and (ii) assigned a personal identification number to each Authorized Person that the AP has authorized to act for such AP. This will allow an AP through its Authorized Person(s) to place a creation or redemption order with respect to Shares of any Fund of the Trust. The Transfer Agent agrees promptly to de-activate a PIN upon receipt of written notice by an AP that an individual to whom a PIN was assigned is no longer an Authorized Person.

         B. The AP and the Distributor shall implement the "Funds Flow Process" as agreed to by the parties from time to time.

         C. Note that trades placed through the NSCC/DTC may only occur on any day that NSCC/DTC is open for business ("NSCC/DTC Business Day") .


                                                    FUNDS FLOW PROCESS
                                                    ------------------
------------------------------------------------------------------------------ ----------------------------------------------------
                                  ORIGINATOR                                                     ACTIVITY
------------------------------------------------------------------------------ ----------------------------------------------------

1. The AP calls on the BNYM ETF Administrator recorded number to place a Share   1.  The BNYM ETF Administrator greets caller.
Creation and/or Redemption Order. These trades are to be placed by 4:00 p.m.
Eastern Time on any Listing Exchange Business Day.

------------------------------------------------------------------------------ ----------------------------------------------------
2. The AP identifies his/her name, the institution he/she represents and PIN     2.  The BNYM ETF Administrator will confirm the
Number                                                                               AP's Pin Number.

The AP states the Fund name(s) and relevant ticker symbol(s).                        The BNYM ETF  Administrator  records the PIN
                                                                                     Number  and the  order and  provides  the AP
The AP will identify and list any securities that will not be delivered or           with an order confirmation number.
received in kind.
                                                                                     The order confirmation constitutes a binding
                                                                                     order, which may only be reversed by the BNYM
                                                                                     ETF Administrator, Distributor or the Fund.
The AP will make alternate arrangements with the BNYM ETF Administrator to deliver or receive the value for those securities that cannot be delivered. The
AP and BNYM ETF Administrator will exchange delivery or receive instructions for any security being delivered outside of the CNS system.

                                                                                     The AP will make alternate arrangements with
                                                                                     the  BNYM ETF Administrator to deliver or
                                                                                     receive the value for those securities that
                                                                                     cannot be delivered. The AP and the BNYM ETF
                                                                                     Administrator will exchange delivery or
                                                                                     receive instructions for any security being
                                                                                     delivered outside of the CNS system.

------------------------------------------------------------------------------ ----------------------------------------------------
3. The AP will fax a copy of the order form to the BNYM ETF Administrator        3.  The BNYM ETF Administrator will receive
within 15 minutes from the time the call is made.                                    a copy of the completed order form from the
                                                                                     AP faxed within 15 minutes from the time the
                                                                                     order is placed.
The AP will provide, as a part of the order form, confirmation that the AP
will not be placing trades that would raise the AP's total holdings to 80%           All orders received from an AP are time
or more of any Fund.                                                                 stamped by the BNYM ETF Administrator at the
                                                                                     time the order is placed.

                                                                                     The Distributor will verify that the
                                                                                     appropriate disclaimers have been made by
                                                                                     the AP and validate the disclaimer by
The signed Order Form will be sent as the physical receipt for the AP that           calculating  the  AP's  position,  including
the order is confirmed.                                                              the  subscriptions  requested,  to the total
                                                                                     fund shares outstanding.
The above procedures will be repeated until all orders have been placed by the AP.

                                                                                     The Distributor will sign the Order

                                                                                     Form and the signed Order Form will be sent
                                                                                     as the physical receipt for the AP that the
                                                                                     order is confirmed.

------------------------------------------------------------------------------ ----------------------------------------------------
4. The AP receives the fax.                                                      4.  The AP will assume responsibility for an
                                                                                     incorrect trade and contact the BNYM ETF
The AP will assume responsibility for an incorrect trade.                            Administrator, if necessary.

                                                                                     If trades are corrected, the BNYM ETF
                                                                                     Administrator will delete the first trade and
                                                                                     reenter the corrected trade. A second
                                                                                     affirmation will be faxed to the AP with all
                                                                                     trades placed that day. The corrected trade
                                                                                     will be coded on the affirmation so that the
                                                                                     AP can see the correction.


                                                                                     No corrections  will be permitted after 4:00
                                                                                     p.m. Eastern Time.

------------------------------------------------------------------------------ ----------------------------------------------------
5. EXCEPTION - International Settlements.

The AP must deliver units for redemption orders no later than Trade Date Plus
1 in order to meet the affirmed order requirements placed the previous day.

------------------------------------------------------------------------------ ----------------------------------------------------
  * Times may vary depending on the trade volume from the APs.


                                                                        ANNEX II
                                                        TO PARTICIPANT AGREEMENT
                                     FOR CLAYMORE EXCHANGE-TRADED FUND TRUST AND
                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                      FORM OF CERTIFIED AUTHORIZED PERSONS
                      ------------------------------------
                               OF THE PARTICIPANT
                               ------------------

The following are the names, titles and signatures of all persons (each an "Authorized Person") authorized to give instructions relating to any activity contemplated by this Agreement or any other notice, request or instruction on behalf of the AP pursuant to this Agreement.

Name:      __________________
Title:     __________________
Signature: __________________

Name:      __________________
Title:     __________________
Signature: __________________

Name:      __________________
Title:     __________________
Signature: __________________

The undersigned, [name], [title], [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons of this institution in its capacity as an AP pursuant to the Agreement by and between Claymore Securities, Inc., as Distributor, the Trust, and [Participant Name], dated [date] and that their signatures set forth above are their own true and genuine signatures.

In witness whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:    _________________  ___________________
                    [name,  title]

                                    ANNEX III

                     ORDER ENTRY SYSTEM TERMS AND CONDITIONS

         This Annex shall govern use by Participant ("AP") of the electronic order entry system for placing Purchase Orders and Redemption Orders for Shares (the "System"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Participant Agreement (the "AP Agreement"). In the event of any conflict between the terms of this Annex III and the main body of the AP Agreement with respect to the placing of Purchase Orders and Redemption Orders, the terms of this Annex III shall control.

         1. (a) AP shall provide to the Transfer Agent a duly executed authorization letter, in a form satisfactory to Transfer Agent, identifying those Authorized Persons who will access the System. Authorized AP shall notify the Transfer Agent in writing in the event that any person's status as an Authorized Person is revoked or terminated as soon as possible, in order to give the Transfer Agent a reasonable opportunity to terminate such Authorized Person's access to the System.

         (b) It is understood and agreed that each Authorized Person shall be designated as an authorized user of AP for the purpose of the AP Agreement. Upon termination of the AP Agreement, the AP's and each Authorized Person's access rights with respect to System shall be immediately revoked.

         2. Transfer Agent grants to AP a personal, nontransferable and nonexclusive license to use the System solely for the purpose of transmitting Purchase Orders and Redemption Orders and otherwise communicating with Transfer Agent in connection with the same. AP shall use the System solely for its own internal and proper business purposes. Except as set forth herein, no license or right of any kind is granted to AP with respect to the System. AP acknowledges that Transfer Agent and its suppliers retain and have title and exclusive proprietary rights to the System. AP further acknowledges that all or a part of the System may be copyrighted or trademarked (or a registration or claim made therefor) by Transfer Agent or its suppliers. AP shall not take any action with respect to the System inconsistent with the foregoing acknowledgments. AP may not copy, distribute, sell, lease or provide, directly or indirectly, the System or any portion thereof to any other person or entity without Transfer Agent's prior written consent. AP may not remove any statutory copyright notice or other notice included in the System. AP shall reproduce any such notice on any reproduction of any portion of the System and shall add any statutory copyright notice or other notice upon Transfer Agent's request.

         2. (a) AP acknowledges that any user manuals or other documentation (whether in hard copy or electronic form) (collectively, the "Material"), which is delivered or made available to AP regarding the System is the exclusive and confidential property of Transfer Agent. AP shall keep the Material confidential by using the same care and discretion that AP uses with respect to its own confidential property and trade secrets, but in no event less than reasonable care. AP may make such copies of the Material as is reasonably necessary for AP to use the System and shall reproduce Transfer Agent's proprietary markings on any such copy. The foregoing shall not in any way be deemed to affect the copyright status of any of the Material which may be copyrighted and shall apply to all Material whether or not copyrighted. TRANSFER AGENT AND ITS SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE MATERIAL OR ANY PRODUCT OR SERVICE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         (b) Upon termination of the Agreement for any reason, AP shall return to Transfer Agent all copies of the Material which is in AP's possession or under its control.

         3. AP agrees that it shall have sole responsibility for maintaining adequate security and control of the user IDs, passwords and codes for access to the System, which shall not be disclosed to any third party without the prior written consent of Transfer Agent. Transfer Agent shall be entitled to rely on the information received by it from the AP and Transfer Agent may assume that all such information was transmitted by or on behalf of an Authorized Person regardless of by whom it was actually transmitted.

         4. Transfer Agent shall have no liability in connection with the use of the System, the access granted to the AP and its Authorized Persons hereunder, or any transaction effected or attempted to be effected by the AP hereunder, except for damages incurred by the AP as a direct result of Transfer Agent's gross negligence or willful misconduct. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS HEREBY AGREED THAT IN NO EVENT SHALL TRANSFER AGENT OR ANY MANUFACTURER OR SUPPLIER OF EQUIPMENT, SOFTWARE OR SERVICES BE RESPONSIBLE OR LIABLE FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHICH THE AP MAY INCUR OR EXPERIENCE BY REASON OF ITS HAVING ENTERED INTO OR RELIED ON THIS AGREEMENT, OR IN CONNECTION WITH THE ACCESS GRANTED TO AP HEREUNDER, OR ANY TRANSACTION EFFECTED OR ATTEMPTED TO BE EFFECTED BY AP HEREUNDER, EVEN IF TRANSFER AGENT OR SUCH MANUFACTURER OR SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL TRANSFER AGENT OR ANY SUCH MANUFACTURER OR SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND SUCH PERSON'S REASONABLE CONTROL.

         5. Transfer Agent reserves the right to revoke AP's access to the System immediately and without notice upon any breach by the AP of the terms and conditions of this Annex III.

         6. Transfer Agent shall acknowledge through the System its receipt of each Purchase Order or Redemption Order communicated through the System, and in the absence of such acknowledgment Transfer Agent shall not be liable for any failure to act in accordance with such orders and AP may not claim that such Purchase Order or Redemption Order was received by Transfer Agent. Transfer Agent may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by Transfer Agent in sufficient time for Transfer Agent to act upon, or in accordance with such instructions or communications.

         7. AP agrees to use reasonable efforts to prevent the transmission through the System of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Systems.

         8. AP acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. AP agrees that Transfer Agent may deactivate any encryption features at any time, without notice or liability to AP, for the purpose of maintaining, repairing or troubleshooting its systems.

                                                                        ANNEX IV
                                                        TO PARTICIPANT AGREEMENT
                                     FOR CLAYMORE EXCHANGE-TRADED FUND TRUST AND
                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                                 THE AP ACCOUNTS
                                 ---------------
                       FOR DELIVERY OF DEPOSIT SECURITIES
                       ----------------------------------

The accounts into which the Trust should deposit the securities constituting the Deposit Securities of the Trust upon redemption by the AP are set forth below:

                        Name of AP: __________________
                        Account Name: __________________
                        Account Number: __________________
                        Other Reference Number: __________________

                     CLAYMORE SECURITIES, INC., DISTRIBUTOR
                   THE BANK OF NEW YORK MELLON, TRANSFER AGENT

                         CREATION/REDEMPTION ORDER FORM
                                  CLAYMORE ETFs
--------------------------------------------------------------------------------
                    CONTACT INFORMATION FOR ORDER EXECUTION:
                  Telephone order number:   (718) 315-4970/4968/4967/4969
                  Facsimile number:         (718) 315-4881
--------------------------------------------------------------------------------
Participant must complete all items in Part 1. The Distributor and/or
Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.       TO BE COMPLETED BY PARTICIPANT:

Date:_____________________________          Time:______________________
Broker Name: ________________________       Firm Name:___________________
NSCC Participant Number:______________      DTC Participant Number:_________
Telephone Number:____________________       Fax Number:___________________

Type of order (Check One)

Creation of _________                       Redemption of _________

CLAYMORE EXCHANGE-TRADED FUND TRUST:
Claymore/BNY Mellon BRIC ETF   (EEB)     _______
Claymore/Zacks Sector Rotation ETF  (XRO)    ______
Claymore/Zacks Multi-Asset Income Index ETF  (CVY)   ______
Claymore/Sabrient Insider ETF (NFO)   _____
Claymore/Sabrient Stealth ETF (STH) ______
Claymore/Sabrient Defensive Equity Index ETF (DEF) _____
Claymore/Ocean Tomo Patent ETF (OTP) _____
Claymore/Beacon Spin-Off ETF (CSD) _____
Claymore/Zacks Mid-Cap Core ETF (CZA) _____
Claymore/Ocean Tomo Growth Index ETF (OTR) _____
Claymore/BNY Mellon International Small Cap LDRs ETF (XGC)_____
Claymore/S&P Global Dividend Opportunities Index ETF (LVL)____
Claymore/Zacks Dividend Rotation ETF (IRO)____
Claymore/Raymond James SB-1 Equity ETF (RYJ) ____
Wilshire 5000 Total Market ETF (WFVK) ____
Wilshire 4500 Completeion ETF (WXSP) ____
Wilshire US REIT ETF (WREI) ___

CLAYMORE EXCHANGE-TRADED FUND TRUST 2:
Claymore/BNY Mellon EW Euro-Pacific LDRs ETF (EEN)_____
Claymore S&P Global Water Index ETF (CGW)____
Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF (EXB)____ Claymore/SWM Canadian Energy Income Index ETF (ENY)____
Claymore/Zacks Country Rotation ETF (CRO)____
Claymore/Zacks International Multi-Asset Income Index ETF (HGI)____ Claymore/Robb Report Global Luxury Index ETF (ROB)____
Claymore/Beacon Global Timber Index ETF (CUT)____

(continued on next page)

Claymore/AlphaShares China Real Estate ETF (TAO)____
Claymore/AlphaShares China Small Cap Index ETF (HAO) ____
Claymore/MAC Global Solar Energy Index ETF (TAN) ____
Claymore/BNY Mellon Frontier Markets ETF (FRN) ____
Claymore/NYSE Arca Airline ETF (FAA) ____
Claymore/AlphaShares China All-Cap ETF (YAO) ____
Claymore China Technology ETF (CQQQ) ___
Claymore Shipping ETF (SEA) ____

If creation/redemption is a custom basket order, indicate the restricted security name, ticker and number of shares to be settled in cash as part of the Cash Component.
--------------------------------------------------------------------------------

Name ____________________________ Symbol _________ Number of Shares_____________

Name ____________________________ Symbol _________ Number of Shares_____________
--------------------------------------------------------------------------------

PARTICIPANT INTENDS TO SELL OR OTHERWISE DISPOSE OF THE UNITS BEING CREATED AS SOON AS IS REASONABLY PRACTICABLE.

# Of Creation Units (CU) Transacted:        Number:_______________

                                            Number written out: ______________

Order #: ______________________________     ______________________________
                                            Authorized Person's Signature

II.      TO BE COMPLETED BY DISTRIBUTOR OR TRANSFER AGENT:
         -------------------------------------------------
This certifies that the above order has been:

___________Accepted by the Distributor (in the case of creations)

___________Declined-Reason: ___________________________________

-----------                --------         ----------------------------
Date                       Time             Authorized Signature

III.     TO BE COMPLETED ONLY IF CREATION ORDER IS DECLINED DUE TO 80
         ------------------------------------------------------------
         PERCENT TESTS:
         --------------

         The participant represents and warrants to the Distributor and the Transfer Agent that either ( i ) it does not hold for the account of any single Beneficial Owner of Claymore ETFs, 80 percent (80%) or more of outstanding ETFs or (ii) if it does hold for the account of any single Beneficial Owner of Claymore ETFs, 80 percent (80%) or more of outstanding Claymore ETFs, that such a circumstance would not cause the Fund to have a basis in the Index Securities deposited with the Fund different from the market value of such Index Securities on the date of such deposit, pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

                            ----------------------------
                                    Authorized Signature

                                  ATTACHMENT A
                                  ------------

Claymore/BNY Mellon BRIC ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Zacks Sector Rotation ETF
Account Name:
Account Number:
Other Reference Number:

Clamyore/Zacks Multi-Asset Income Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Sabrient Insider ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Sabrient Stealth ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Sabrient Defensive Equity Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Ocean Tomo Patent ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Beacon Spin-Off ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Zacks Mid-Cap Core ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Ocean Tomo Growth Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/BNY Mellon International Small Cap LDRs ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/S&P Global Dividend Opportunities Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Zacks Dividend Rotation ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Raymond James SB-1 Equity ETF
Account Name:
Account Number:
Other Reference Number:

Wilshire 5000 Total Market ETF
Account Name:
Account Number:
Other Reference Number:

Wilshire 4500 Completion ETF
Account Name:
Account Number:
Other Reference Number:

Wilshire US REIT ETF
Account Name:
Account Number:
Other Reference Number:

                     For Claymore Exchange-Traded Fund Trust

                                  ATTACHMENT B
                                  ------------
The sub-custodian accounts into which a Participant should deposit the securities constituting the Deposit Securities of each Fund and the Cash Component, as applicable, are set forth below:

Claymore/BNY Mellon EW Euro-Pacific LDRs ETF
Account Name:
Account Number:
Other Reference Number:

Claymore S&P Global Water Index ETF
Account Name:
Account Number:
Other Reference Number:

Clamyore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/SWM Canadian Energy Income Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Zacks Country Rotation ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Zacks International Multi-Asset Income Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Robb Report Global Luxury Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/Beacon Global Timber Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/AlphaShares China Real Estate ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/AlphaShares China Small Cap Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/MAC Global Solar Energy Index ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/NYSE Arca Airline ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/AlphaShares China All-Cap ETF
Account Name:
Account Number:
Other Reference Number:

Claymore China Technology ETF
Account Name:
Account Number:
Other Reference Number:

Claymore/BNY Mellon Frontier Markets ETF
Account Name:
Account Number:
Other Reference Number:

Claymore Shipping ETF
Account Name:
Account Number:
Other Reference Number:

                    For Claymore Exchange-Traded Fund Trust 2